Carillon Life Account was established as a separate account and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Subaccounts of this separate account currently invest in twelve designated portfolios of five series-type mutual funds as follows:

(1) Carillon Fund, Inc., a mutual fund consisting of four separate investment portfolios: Equity Portfolio, Bond Portfolio, Capital Portfolio, S&P 500 Index Portfolio and Micro-Cap Portfolio;
(2) the MFS Emerging Growth Series, MFS Growth With Income Series, MFS High Income Series of MFS Variable Insurance Trust;
(3) The Capital Growth Portfolio, International Portfolio and Money Market Portfolio of Scudder Variable Life Investment Fund;
(4) The American Century VP Capital Appreciation Portfolio of American Century Variable Portfolios, Inc.; and
(5) Templeton International Fund Class 2 of Templeton Variable Products Series Fund.

FOR THIS N-30D FILING FOR CARILLON LIFE ACCOUNT, PLEASE REFER TO
THE FOLLOWING EDGAR FILINGS:


Carillon Fund, Inc.
Accession #: 0000743773-98-000009
CIK #:   0000743773
Date Filed: September 8, 1998

American Century Variable Portfolios, Inc.
Accession #: 0000814680-98-000011
Date Filed: August 26, 1998

MFS Growth With Income Series of MFS Variable Insurance Trust
Accession #: 0000950156-98-000575
Date Filed: September 1, 1998

MFS High Income Series of MFS Variable Insurance Trust
Accession #:  0000950156-98-000580
Date Filed:  September 1, 1998

MFS Emerging Growth Series of MFS Variable Insurance Trust
Accession #:  0000950156-98-000576
Date Filed:  September 1, 1998


Scudder Variable Life Investment Fund
Accession #: 0000088053-98-000751
Date Filed: August 18, 1998

Templeton International Fund of Templeton Variable Products
Series Fund
Accession #:  0000829959-98-000034
Date Filed: September 8, 1998